Page 1 November 2005 Exhibit 99.1

This presentation may contain forward-looking statements about
Allscripts Healthcare Solutions that involve risks and uncertainties.
These statements are developed by combining currently available information with Allscripts’ beliefs and assumptions.  Forward-looking statements do not guarantee future performance.  Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements.  For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company’s 2004
Annual Report on Form 10-K, available at www.sec.gov.
Safe Harbor

We Provide
Clinical Software, Connectivity & Information Solutions To
Physicians
360 Employees
Public (Nasdaq: MDRX)
Financial Strength
- $135+ Million in Cash Reserves
- $100+ Million in 2004 Revenue
- Diversified/Multiple Revenue Streams
- The Leader in High Growth Markets
Culture
- Fast Moving, Client-Focused and Innovative
What We Do & Who We Are . . .

Page 4 Our Vision Why? Physicians Control 80% of a $1.7 Trillion Annual Spend To Become an Indispensable Part of the Way Physicians Practice Medicine

Page 5 How To Become Indispensable for Physicians? …By Delivering Solutions That Inform, Connect and Transform Healthcare

Page 6 A Different Perspective… Traditional View Hospital Our View Healthcare Revolves Around the Physician

Page 7 Delivering Value Through Our Solutions E-Detailing Medication Dispensing Document Imaging E-Prescribing Electronic Health Record Personal Health Record Adherence/ Compliance

What Our Products Actually Do . . .
Reach 20,000 MDs with Drug Recall Information
The Ability to Educate 10,000 MDs by Tomorrow Morning
Decisions Based on Real-Time Evidence-Based Data
Health vs. Healthcare With Physician Directed Information
Inform-Connect-Transform
Making the Impossible Possible

Page 9 An EMR Informs You

Page 10 An EHR Connects You

Page 11 The Opportunity EHR Market Electronic Health Record Market $6 Billion Market Tools & Technology are Better, Less Expensive Physicians Willingness to Adopt Technology Proven, Measurable ROI

The Allscripts Advantage
EHR Market
Blue-Chip Client Base
Modular Approach
Proven Process for Rapid Implementation
Leadership in National Initiatives
Top Rated in Every Industry Evaluation
With IDX Partnership, Preferred Access to
70% of Large Groups

Market Share
EHR Market - Segmentation
Market Segment
> 25 Physicians
10 to 24 Physicians
< 10 Physicians
Specialties
Status
Leader
Competitive
Evolving
Leader
12 Month Management Objective:
Profitable Leadership In Each Segment
(Buy, Build or Partner)

Page 14 Over 1,500 Leading Clinics Across the U.S. Market Share EHR Market - Client Base

Page 15 Market Share EHR Market - Client Base Academic Medical Groups Specialty Groups Multi-Specialty Groups Integrated Delivery Networks Over 1,500 Leading Clinics Across the U.S.

Page 16 If Doctors Don’t Use It Nothing Else Matters Utilization EHR Market IDDUINEM

Utilization
EHR Market
“The EHR
That Pays
You Back”
Clinical Trials
- Holston Medical Group:
Generates $3M/Yr. in Clinical Trial
Revenue
Pay for Performance
- Facey Medical: Receives $1.2M
P4P Payout from Blue Cross
E-Prescribing
- Sierra Health: Achieves $5M in
Savings via eRx
Medical Records
- George Washington Univ. Medical
Faculty Assoc.: Reduction of 20 FTEs
in Medical Records
Transcription/Documentation
- Central Utah Clinic: Independently
Documents $1M in Savings in First
Year ($20K/MD)
Charges
- University of Tennessee
Medical Group: Increases Avg.
Gross Charges by > $30/Patient
Visit

Page 18 Leadership

Page 19 We “Wrote the Book” Leadership

The Opportunity
Physicians Interactive
MD/Patient Education Market
Pharma Industry Marketing Spend = $15 Billion/Year
Current Market for Online Product Education ~$250mm
43% of Pharma Detail Calls End at Receptionist
50% of Detail Calls Last < 2 Minutes

Page 21 The Allscripts Advantage Physicians Interactive Blue-Chip Client Base Portfolio of Solutions Leadership in Adherence/ Compliance Proven Return-On-Investment

Market Share
Physicians Interactive
Blue-Chip Client Base
39 Pharmaceutical, Biotech & Medical Device Companies
8 of Top 10 Pharmaceutical Companies
More Programs Delivered
400 Programs for 100 Brands
59 International Programs in 8 Countries
Significant Traction with Physicians
85,000 Unique Physician Participants in U.S.
> 300,000 Educational Sessions Completed

Key Takeaways
1. The Time is Now
2. Our Physician Focus = Key to Transforming Healthcare
3. We are the Leader in Growth Markets We Compete In
4. Competitive Advantage = Driving Utilization and Results
We’re Just Getting Started

Page 24 Historical/Forecast Revenue ($ in Millions) $0 $20 $40 $60 $80 $100 $120 $140 2002 2003 2004 2005 (E) Clinical Solutions and Information Services Medications 37% 63% 63% 56% 46% 54% 44% 37%

Page 25 Historical/Forecast EPS $0.22 to $0.24 $0.07 ($0.13) ($0.40) ($0.50) ($0.40) ($0.30) ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 2002 2003 2004 2005 (E)

Page 26 Clinical Solutions Bookings ($ in Millions) $0 $10 $20 $30 $40 $50 $60 $70 $80 2002 2003 2004 2005 (E) 58% Growth 74% Growth 40%+ Growth

Page 27 Physicians Interactive Bookings ($ in Millions) $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 2003 2004 2005 (E) 32% Growth 5% Growth

Page 28 Backlog ($ in Millions) 32% growth 48% growth 31% growth $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2002 2003 2004 2005 (E) Clinical Solutions Physicians Interactive

$8.7
$12.7
$13.4
$44.1
$0
$10
$20
$30
$40
$50
$60
$70
$80
CSG
Maintainance/Supp
ort
PI
CSG Subscriptions
CSG
License/Implement
ation Fees
Financial Overview:
Backlog as of September 30 ,2005 (in millions)
$78.9 Million
$78.9 Million

Financial Overview:
Financial Position
as of September 30, 2005
(in millions)
Cash & Marketable Securities $136.1
Accounts Receivable, Net 26.8
Other Assets 45.0
      Total Assets $207.9
Accounts Payable & Accrued Liabilities $16.0
Deferred Revenue 15.1
Convertible Debt 82.5
Other Liabilities 0.4
     Total Liabilities 114.0
Stockholders' Equity 93.9
Total Liabilities & Stockholders' Equity $207.9

$200 Million Shelf Registration
Allscripts is evaluating a variety of M&A opportunities, which might be pursued in the near term or long term
Allscripts wants to be prepared to move quickly should a strategic opportunity arise
M&A activity is focused on:
Market share (i.e., competitors)
Specialties (i.e., oncology, orthopedics, cardiology, ophthalmology, etc.)
Complementary product offerings
Allscripts is principally focused on transactions that would be accretive to our earnings
It is possible that we may consider a strategic transaction that could be dilutive to our earnings in the near term

Well Positioned for Growth and Sustained Profitability
Summary
Continued
Increase In Gross
Margin
Strong Financial
Position
Leadership
Position in All
Businesses
Strong Sales
Momentum in
Growing Markets
Competitive
Advantage in All
Markets
People
Physician-Centric